Finance Expense	12 Months Ended
Dec. 31, 2022
Disclosure Of Finance Expense [Abstract]
Finance expense

12. Finance expense

Finance expense are as follows:

	For the year ended December 31,
	2022	2021	2020
	(EUR thousand)
Interest on debts and borrowings	3,363	4,286	5,333
Financial discounts and other expenses	102	102	37
Interest on lease liabilities	573	585	624
Financial component IAS 19	118	28	125
Foreign currency exchange losses	19,136	10,172	12,033
Derivatives devaluation	5,966	3,211	2,471
Other fair value adjustments	582	424	1,225
Total finance expense	29,840	18,808	21,848

Finance expenses include bank interest on the Group’s financial debt (recalculated using the amortized cost method) and interest on leases about the portion of financial expenses payable matured in the reporting period on the liabilities, recognized in accordance with IFRS 16 - Leases.

Foreign exchange differences are realized, and unrealized gains and losses incurred on transactions in currencies other than the functional currency of the Group; the net foreign currency exchange impact, given by the sum of gains and losses, amounts to EUR 859 thousand for the year ended December 31, 2022, EUR (2,584) thousand for the year ended December, 31 2021 and EUR (448) thousand for the year ended December 31, 2020.

For the year ended December 31, 2021, foreign currency exchange losses are affected by non-recurring loss amounting to EUR 4,280 thousand related to a derivative financial instrument entered into to reduce the risk of fluctuations in the EUR/USD exchange rate in relation to the IPO proceeds.

The net loss on derivative instruments at fair value through profit or loss relates to foreign exchange forward contracts that did not qualify for hedge accounting.